SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________________________

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

February 6, 2020
Date of Report (Date of earliest event reported)
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UNITY BANCORP, INC.
(Exact Name of Registrant as Specified in its Charter)

New Jersey
(State or Other Jurisdiction of Incorporation)

1-12431	22-3282551
(Commission File Number)	(IRS Employer Identification No.)

64 Old Highway 22
Clinton, NJ 08809
(Address of Principal Executive Office)

(908) 730-7630
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	UNTY	NASDAQ
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

On February 6, 2020, the Registrant and Unity Bank, the Registrant’s wholly owned subsidiary and a New Jersey State chartered commercial bank (the “Bank”), entered into Amendment Agreements with respect to: (i) the Amended and Restated Employment Agreement dated as of June 4, 2015 with James A. Hughes, the President and Chief Executive Officer of the Registrant and the Bank; and (ii) the Retention Agreements with each of John Kauchak and Janice Bolomey (collectively, the “Amendments”). The Amendments clarify that, in event that the Registrant or the Bank becomes subject to certain regulatory actions, the Board of Directors of the Registrant and the Bank may waive the automatic termination provisions of the agreements.
The foregoing description of the Amendments does not purport to be complete and is qualified in its entirety by reference to the full and complete terms of the form of Amendments, which is filed to this Current Report on Form 8-K and is incorporated herein by reference (i) as Exhibit 10.1 with respect to the Amendment Agreement to the Amended and Restated Employment Agreement dated as of June 4, 2015 with James A. Hughes, and (ii) as Exhibit 10.2 with respect to the form of Amendment Agreement to the Retention Agreement with each of John Kauchak and Janice Bolomey.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

10.1	Amendment Agreement with respect to the Amended and Restated Employment Agreement dated as of June 4, 2015 with James A. Hughes
10.2	Form of Amendment Agreement with respect to the Retention Agreement with each John Kauchak and Janice Bolomey.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITY BANCORP, INC.
(Registrant)

Date: February 6, 2020
By: /s/ James A. Hughes
James A. Hughes
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment Agreement with respect to the Amended and Restated Employment Agreement dated as of June 4, 2015 with James A. Hughes
10.2	Form of Amendment Agreement with respect to the Retention Agreement with each John Kauchak and Janice Bolomey